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                       The Preferred Group of Mutual Funds

                        Supplement dated January 27, 2003

                      to Prospectus dated November 1, 2002

CHANGE IN INVESTMENT POLICY AND NAME OF PREFERRED LARGE CAP VALUE FUND (THE "FUND")
-----------------------------------------------------------------------

     Effective January 27, 2003, the name of the Fund changed from "Preferred Large Cap Value Fund" to "Preferred Value Fund." Accordingly, effective immediately, the Fund is no longer subject to the restriction that, under normal market conditions, it invest at least 80% of its assets in the equity securities of large capitalization companies. As a result, the Fund may invest to a greater extent in the securities of mid- and small-capitalization issuers and will be subject to "Smaller and Mid-size Company Risk" to a greater extent (see "Summary of Principal Risks").

PREFERRED VALUE FUND SUBADVISORY ARRANGEMENTS
---------------------------------------------

     Effective January 1, 2003, pursuant to interim subadviser agreements (the "Interim Agreements"), MFS Institutional Advisors Inc. ("MFS"), 500 Boylston Street, Boston, MA 02116, and Pacific Financial Research, Inc. ("PFR"), 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, assumed subadvisory responsibility for the Fund and manage the Fund as described below. The Interim Agreements are expected to terminate on or about January 31, 2003, at which time MFS and PFR will continue to manage the Fund pursuant to subadviser agreements that have been approved by the shareholders of the Fund.

     INVESTMENT STRATEGIES

     MFS and PFR each manage approximately one-half of the Fund's assets (although these proportions may vary due to differential performance). All amounts received by the Fund for sales of its shares and paid by the Fund for redemptions of its shares are split evenly between MFS and PFR.

     How MFS Manages the Fund

     In selecting investments for the Fund, MFS seeks capital appreciation by investing in income producing equity securities that MFS believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

     The equity securities of the companies in which the Fund invests may be undervalued because:

          o They are temporarily out of favor in the market due to -a decline in the market


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                  -poor economic conditions
                  -developments that have affected or may affect the issuer of the securities or the issuer's industry; or

          o    The market has overlooked them

     Undervalued equity securities generally have relatively low price-to-book, price-to-sales and/or price-to-earnings ratios.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Fund's portfolio managers and MFS' equity research analysts.

      How PFR Manages the Fund

     In selecting investments for the Fund, PFR seeks capital appreciation by investing in equity securities of companies whose share prices are below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions (acquisitions of similar companies by independent third parties) and discounted cash flow. PFR adds companies to the Fund when their share prices are below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value or when PFR's valuation models identify a more attractive investment opportunity.

     PFR's portion of the Fund generally holds between 15 to 40 stocks and generally holds investments in a particular company for an extended period.

     PFR's portion of the Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company, including, but not limited to:

          o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;
          o Material litigation, technological breakthroughs or temporary production or product introduction problems; or
          o Natural disaster, sabotage or employee error and new management or management policies.

                                                                       Continued

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     Special situations can affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

     General

     Although the Fund intends to invest primarily in the equity securities of large- and mid- capitalization U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts), securities of any market capitalization and derivatives.

     Special Situations Risk

     Special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

     INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

     Lisa B. Nurme and Steven R. Gorham, CFA, are the co-portfolio managers of MFS' portion of the Fund. Ms. Nurme and Mr. Gorham, both portfolio managers of MFS and Senior Vice Presidents of Massachusetts Financial Services Company ("MFSC"), the parent of MFS, have been employed in the investment management area of MFS and/or MFSC since 1987 and 1992, respectively. MFS, MFSC and their affiliates are America's oldest mutual fund organization. MFS, MFSC and their affiliates and their predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund.

     The day-to-day management of PFR's portion of the Fund is the responsibility of a team of PFR's investment professionals. PFR, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions, as well as individuals, since 1981.

AMENDMENT TO PREFERRED VALUE FUND MANAGEMENT CONTRACT
-----------------------------------------------------

     Subject to shareholder approval, it is expected that effective on or about February 1, 2003, the management fee paid by the Fund under the management contract dated July 29, 1992 (the "Management Contract," and as amended, the "Amended Agreement") to CIML will be increased.

     COMPARATIVE EXPENSE INFORMATION The following table summarizes the current and pro forma expenses borne by the Fund assuming each of the Management Contract and Amended Agreement had been in effect during the fiscal year ended June 30, 2002.



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------------------- ----------------- ------------------ ----------------------

                     Management Fees    Other Expenses    Total Fund Operating
                                                                Expenses
------------------- ----------------- ------------------ ----------------------

Management Contract        .75%              .12%                 .87%
------------------- ----------------- ------------------ ----------------------

Amended Agreement          .90%              .12%                 1.02%
------------------- ----------------- ------------------ ----------------------

     The example below is intended to help you compare the cost of investing in the Fund under the Management Contract and the Amended Agreement. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------- ---------- ---------- --------- ------------

                        1 Year     3 Years   5 Years    10 Years
--------------------- ---------- ---------- --------- ------------

 Management Contract      $89       $278      $482       $1,073
--------------------- ---------- ---------- --------- ------------

  Amended Agreement      $104       $325      $563       $1,248
--------------------- ---------- ---------- --------- ------------

CLARIFICATION OF INVESTMENT POLICY
----------------------------------

     As required by Rule 35d-1 under the Investment Company Act of 1940, certain funds of The Preferred Group of Mutual Funds adopted policies that include an 80% test relating the name of the fund to its principal investments. For these purposes, and by way of clarification, the 80% test is intended to be applied by reference to the relevant fund's "assets" within the meaning of Rule 35d-1. Rule 35d-1 defines "assets" as the relevant fund's "net assets, plus the amount of any borrowings for investment purposes."

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                       The Preferred Group of Mutual Funds
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                                 1-800-662-4769
                             www.PreferredGroup.com

                          Distributed by Caterpillar Securities Inc. 7-1009 1/03